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                                  EXHIBIT 10.1

     A copy of the Declarations for DIRECTORS AND OFFICERS LIABILITY POLICY
                             Number NDA 1363224-97
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Issued by Reliance Insurance Company of Philadelphia, Pennsylvania showing:

          ITEM A    Name of Insured and Address:
               ACCEL INTERNATIONAL CORPORATION
               475 Metro Place North
               Dublin, OH  43017

          ITEM B    Policy Period:
               From 12:01 a.m. on June 1, 1997
               To 12:01 a.m. on November 27, 1998

          ITEM C    Limit of Liability:
               $5,000,000 aggregate each policy year,
                  including claims expense

          ITEM D    Retention:
               $-0-  each Director or Officer, each loss,
                       including claim expense,
                       but in no event exceeding
               $-0-  in the aggregate each loss,
                       including claim expense,
                       as respects Directors and Officers;
               $250,000 in the aggregate each loss, including claim
                       expense, as respects Company Reimbursement.

          ITEM E One Year Premium:
               $103,928

          ITEM F Discovery Period Premium:
               $52,312

          ITEM G This policy does not provide coverage for the following officer positions:  N/A
                                   ---

          ITEM H Form numbers of endorsements attached at issuance:
               R082, R083, R084, R088, R114, R155, R158, R126, R130,
               R127, R146, D073.A, FI00.A, FI00.B, R035, R285


/s/ John A. Rafferty                                               9/2/97
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(Authorized Representative)                                         Date